UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2026

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

PIPE Financing

On October 5, 2026, Telomir Pharmaceuticals, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with various investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement (the “Private Placement”) 4,843,300 shares (the “Shares”) of the Company’s common stock, no par value (the “Common Stock”). The securities sold to the Investors consisted solely of Common Stock, with no accompanying investor warrants, convertible securities or variable-price or reset features. The Investors included John Paul DeJoria, an existing significant shareholder of the Company, who invested an additional $1.0 million in the Private Placement. Other existing shareholders and new investors also participated in the Private Placement.

The closing of the Private Placement occurred on October 5, 2026 (the “Closing”). The purchase price of the Shares is $1.16 per share, representing a 5% discount to the applicable 10-day volume-weighted average price of the Common Stock on the Nasdaq Capital Market ending two days prior to the closing of the Private Placement. The total gross proceeds received by the Company from the Private Placement, before expenses, were approximately $5.6 million. The Company intends to use the proceeds from the Private Placement primarily to support the clinical development of Telomir-Zn, including the Company’s Phase 1/2 clinical program in advanced or metastatic triple-negative breast cancer, as well as for working capital and general corporate purposes.

The Purchase Agreement includes representations, warranties and covenants customary for a transaction of this type.

In connection with the Private Placement, on October 5, 2026, the Company also entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company agreed, among other things, to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”), within 30 days of the Closing, to register the resale of the Shares, subject to the terms and conditions set forth therein.

Alexander Capital, L.P. (“Alexander Capital”) is acting as the placement agent for the Private Placement pursuant to an engagement letter, dated June 25, 2026 between the Company and Alexander Capital (the “Engagement Letter”). Pursuant to the Engagement Letter, the Company agreed to pay Alexander Capital a cash fee equal to 9.0% of the aggregate gross proceeds of the Private Placement. Based on aggregate gross proceeds of approximately $5.6 million, the aggregate cash placement agent fee payable to Alexander Capital was approximately $455,000. The Company also agreed to reimburse Alexander Capital for its reasonable and documented accountable expenses incurred in connection with the Private Placement, including the fees and disbursements of its counsel, subject to an aggregate cap of $40,000 In addition, pursuant to the Engagement Letter, at the Closing the Company issued to Alexander Capital or its designees warrants (the “Placement Agent Warrants”) to purchase an aggregate of 387,464 shares of Common Stock, representing 8.0% of the aggregate number of Shares sold in the Private Placement. The Placement Agent Warrants have an exercise price of $1.16 per share, equal to 100% of the purchase price per Share in the Private Placement, are exercisable for cash and expire five years following their issuance. The Placement Agent Warrants also contain customary adjustments in connection with stock splits, stock dividends, combinations and similar corporate events, but do not contain variable-price, down-round, full-ratchet or other price-reset provisions.

The foregoing summaries of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing descriptions of the Engagement Letter and the Placement Agent Warrants do not purport to be complete and are qualified in their entirety by reference to the terms of the Engagement Letter and the Placement Agent Warrants. A copy of the Placement Warrant Agent is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Private Placement and the Placement Agent Warrants is incorporated herein by reference.

The Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Investors represented that they are “accredited investors” as defined in Rule 501(a) under the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On October 6, 2026, the Company issued a press release announcing the Private Placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Other Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Placement Agent Warrant
10.1	Securities Purchase Agreement, dated October 5, 2026
10.2	Registration Rights Agreement, dated October 5, 2026
99.1	Press Release of Telomir Pharmaceuticals, Inc., dated October 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: October 6, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer